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                                                                    EXHIBIT 10.8



                             CONTRIBUTION AGREEMENT


         This Agreement is made and entered into as of the 1st day of January, 1996 (the "Effective Date"), by and among Cottonwood Partnership, an Oklahoma general partnership ("Cottonwood"), Continental Natural Gas, Inc., an Oklahoma corporation ("CNG"), Gary Adams Ranch, Inc., an Oklahoma corporation ("GAR") and Continental Gas Marketing, Inc., a Texas corporation ("CGM").

                                    RECITALS

         A. Cottonwood owns a nine and nine-tenths percent (9.9%) interest in the Beaver Joint Venture, an Oklahoma general partnership (the "Joint Venture").

         B.      GAR owns a one-tenth percent (0.1%) interest in the Joint
Venture.

         C.      CGM owns a ten percent (10%) interest in the Joint Venture.

         D. The Joint Venture owns all right, title and interest in the Beaver plant and gathering system (the "Beaver Plant") located in Beaver County, Oklahoma. Cottonwood, GAR and CGM, as nominees for the Joint Venture, hold record title to certain interests in the Beaver Plant.

         E. Cottonwood, GAR and CGM desire to transfer their interest in the Joint Venture to CNG on the terms and conditions hereinafter set forth.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration this day exchanged among the parties hereto, the receipt and sufficiency of which are acknowledged by execution of this Agreement, the parties hereby agree as follows:

         1. Transfer of Joint Venture Interests. For the consideration and subject to the terms and conditions hereinafter set forth, Cottonwood, GAR and CGM transfer all of their interests in the Joint Venture to CNG. Cottonwood, GAR and CGM shall execute and deliver such deeds, assignments and bills of sale as are reasonably necessary to fully vest CNG with all right, title and interest of Cottonwood, GAR and CGM in and to the Beaver Plant.

         2. Consideration for Transfer of Assets. For and in consideration of the transfer of the interests set forth in paragraph 1 above, CNG has issued 200 shares of its Convertible Preferred Stock to Cottonwood, GAR and CGM, as follows:
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
 NAME                      SHARES              STOCK CERTIFICATE NO.
 ----                      ------              ---------------------
 Cottonwood                  99                         CP1

 GAR                         1                          CP2

 CGM                        100                         CP3


         3. Assumption of Liabilities and Obligations. CNG hereby assumes any and all liabilities and agrees to perform any and all obligations of the Joint Venture, Cottonwood, GAR and CGM, respectively, with respect to their interests in the Joint Venture to the extent such liabilities and obligations arise or relate to periods from and after the Effective Date.

         4.      Miscellaneous.

                 (a) Benefit. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

                 (b) Construction. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party.

                 (c) Entire Agreement. This Agreement embodies the entire understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.





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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                        CONTINENTAL NATURAL GAS, INC.


                                        By
                                          ---------------------------------
                                           Garry D. Smith, Vice President


                                        COTTONWOOD PARTNERSHIP


                                        By
                                          ---------------------------------
                                           Gary C. Adams, Chief Executive
                                           Officer


                                        GARY ADAMS RANCH, INC.


                                        By
                                          ---------------------------------
                                           H. Ric Hedges, President


                                        CONTINENTAL GAS MARKETING, INC.


                                        By
                                          ---------------------------------
                                           H. Ric Hedges, President





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